UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05308

Perritt MicroCap Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)

300 South Wacker Drive, Suite 2880, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Mr. Gerald Perritt, 300 South Wacker Drive, Suite 2880, Chicago, IL 60606
(Name and address of agent for service)

1-312-669-1650
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2005

Date of reporting period: For the semi-annual period ended April 30, 2005

Item 1. Report to Stockholders.

The PERRITT MICROCAP OPPORTUNITIES FUND invests in a diversified portfolio of equity securities that at the time of purchase have a market capitalization (equity market value) of $400 million or less. The Fund seeks micro-cap companies that management believes have the potential for long-term capital appreciation based on superior or niche products or services, favorable operating characteristics,superior management,and/or other exceptional factors. Investors should expect the Fund to contain a mix of both value and growth stocks.

The PERRITT EMERGING OPPORTUNITIES FUND invests in a diversified portfolio of equity securities that at the time of purchase have a market capitalization (equity market value) of $250 million or less. The Fund seeks to invest in very small companies that have a significant percentage of stock owned by management,low levels of long-term debt,above average revenue and earnings growth rates,and those that possess reasonable valuations based on the ratios of price-to-sales,price-to-earnings,and price-to-book values.

Portfolio Managers
Dr. Gerald W. Perritt and Michael Corbett share the portfolio management duties of both the MicroCap and Emerging Opportunities Funds. Dr. Perritt received a doctorate in finance and economics from the University of Kentucky in 1974. He has taught courses in investments and finance at a number of colleges and universities and has authored several books on investing. Mr.Corbett joined the firm in 1990 as a research analyst. He was appointed co-manager of the MicroCap Opportunities Fund in 1996 and President of the fund in 1999. A graduate of DePaul University,Mr.Corbett has been President of the Emerging Opportunities Fund since its inception. He is responsible for the daily operations of both funds.

Perritt MicroCap Opportunities Fund

President’s Message

The Perritt MicroCap Opportunities Fund posted a 6.6 percent gain during the first six months of fiscal 2005. During the same six month period, the Russell 2000 Index, the Fund’s benchmark, declined 0.2 percent. A more detailed report of the Fund’s long-term performance results can be found on page four.

On the performance page, we have also included the performance of the Morgan Stanley Capital International (MSCI) MicroCap Index. While this index is relatively new, we believe MSCI MicroCap Index may be a more suitable benchmark for the Fund rather than the Russell 2000 Index. The median market capitalization of the MSCI MicroCap Index is closer to our Fund’s than the Russell 2000 Index’s. However, we have not included the MSCI MicroCap Index in the performance graph due to the Index’s short history. In addition, the Frank Russell Company is also in the process of launching a new micro-cap index. In future reports, we plan to disclose the performance of all three benchmarks.

During the past six months, we sold nine positions from the Fund. Two positions were sold after their price targets were reached: Frozen Food Express (FFEX) and Global Industries (GLBL). Another position was sold due to a buy-out offer; Keith Companies (TKCI) received a buy-out offer from Stantec (STN), which represented an 80 percent premium from our original purchase price. The following companies were sold after reporting disappointing operating results: Bradley Pharmaceuticals (BDY), Cellstar (CLST), Cosine (COSN), Culp (CFI), Danka International (DANKY) and Urecoats (URT). As of April 30, 2005, the Fund’s portfolio contained the common stocks of 162 companies, 20 of which were added during the year. The Fund’s 10 largest holdings and a detailed description can be found on page five of this report. Based on our earnings estimate, the Fund’s portfolio is trading at 16 times 2005 earnings and slightly more than 12 times 2006 earnings. The average stock in the portfolio is priced at 1.1 times revenue and the median market capitalization is approximately $160 million. Based on our growth rate projections and current valuations, we believe the average stock in the Fund’s portfolio is attractively priced. As of April 30, 2005, the Fund held more than 13 percent cash equivalents. Our cash position is higher than normal largely due to inflows. We believe it is prudent to invest new money slowly and wait for more attractively priced securities.

I would like to thank my fellow shareholders for the trust and loyalty you have shown us. I have been a part of the management team at Perritt Capital Management for nearly 16 years and a shareholder of the Perritt MicroCap Opportunities Fund for that entire period. I have experienced very strong performance periods and some weak performance periods, but the net result has been gratifying both financially and from an experience standpoint. There isn’t a day or week that goes by that I don’t learn something new, which makes my job very enjoyable. While the future is never easy to predict, I certainly look forward to the challenges and experiences of the next 16 years. Once again, we appreciate the trust you have placed in us to assist you in achieving your long-term investment objectives.

If you have any questions or comments about this report or your investment in the Perritt MicroCap Opportunities Fund, please call us toll-free at (800)331-8936 or visit our web site at www.perrittcap.com. Please refer to the prospectus for information about the Fund’s investment objective and strategies.

Michael J. Corbett
President

Perritt MicroCap Opportunities Fund

Performance

There are several ways to evaluate a fund’s historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative Total Returns
Periods ended April 30, 2005
	Past 6 Months	Past 1 Year	Past 3 Years	Past 5 Years	Past 10 Years
Perritt MicroCap Opportunities Fund	6.60%	6.99%	55.04%	124.88%	287.92%
Russell 2000 Index	-0.15%	4.71%	17.83%	22.11%	148.64%
(reflects no deduction for fees and expenses)
MSCI MicroCap Index	0.28%	-0.78%	NA	NA	NA
CPI	1.94%	3.51%	8.23%	13.60%	28.11%

Cumulative total returns reflect the Fund’s actual performance over a set period. For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050. You can compare the Fund’s returns to the Russell 2000 Index, which currently reflects a popular measure of the stock performance of small companies. CPI is the rate of inflation as measured by the government’s consumer price index.

Average Annual Total Returns
Periods ended April 30, 2005
	Past 6 Months	Past 1 Year	Past 3 Years	Past 5 Years	Past 10 Years
Perritt MicroCap Opportunities Fund	6.60%	6.99%	15.72%	17.58%	14.51%
Russell 2000 Index	-0.15%	4.71%	5.62%	4.08%	9.54%
(reflects no deduction for fees and expenses)
MSCI MicroCap Index	0.28%	-0.78%	NA	NA	NA
CPI	1.94%	3.51%	2.67%	2.58%	2.51%

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

Total returns are based on past results and are not an indication of future performance.

The graph and tables do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares.

Perritt MicroCap Opportunities Fund

Ten Largest Holdings

Newpark Resources Inc. (NR) markets its services to the oil and gas exploration and production (E&P) industry. The Company operates in west Texas, the United States mid-continent, the United States Rocky Mountains, Canada, areas of Europe and North Africa surrounding the Mediterranean Sea and Mexico. It provides, either individually or as part of a package, drilling fluids, associated engineering and technical services; mat and integrated services, and processing and disposing of E&P waste and non-hazardous industrial wastes for the refining, petrochemical and manufacturing industry in the United States Gulf Coast market.

Flanders Corporation (FLDR) designs, manufactures and markets air filters and related products. The Company is focused on providing complete environmental filtration systems for end uses, ranging from controlling contaminants in residences and commercial office buildings through specialized manufacturing environments for semiconductors, pharmaceuticals, chemical, biological, radiological and nuclear processing. The Company’s customers include Abbott Laboratories, The Home Depot, Inc., Motorola, Inc., Merck & Co., Inc., Upjohn Co., Wal-Mart Stores, Inc., Westinghouse Electric Corp. and several computer chip manufacturers.

Barrett Business Services, Inc. (BBSI) engages in providing staffing and professional employer organization (PEO) services to a diversified group of customers. The Company’s range of services in human resource management include payroll processing, employee benefits and administration, workers’ compensation coverage, risk management and workplace safety programs and human resource administration, which includes functions such as recruiting, interviewing, drug testing, hiring, placement, training and regulatory compliance. These services are typically provided through a variety of contractual arrangements, as part of either a traditional staffing service or as a PEO service.

Healthcare Services Group, Inc. (HCSG) provides housekeeping, laundry, linen, facility maintenance and food services to the healthcare industry, including nursing homes, retirement complexes, rehabilitation centers and hospitals. The Company renders its services to approximately 1,600 facilities in 42 states and Canada.

Greg Manning Auctions (GMAI) is a global collectibles merchant and auction house network with operations in North America, Europe and Asia and on the Internet. In North America, the Company is a traditional and e-commerce-Internet, interactive telephone, and Internet and live simulcast-auctioneer and merchant/dealer of collectibles, including rare stamps, stamp collections and stocks, coins, sports trading cards and memorabilia, and fine art.

Michael Baker Corporation (BKR) is a global provider of engineering and energy expertise for various public and private sector clients, primarily through its subsidiaries. The Company's primary services include engineering design for the transportation and civil infrastructure markets, operation and maintenance of oil and gas production facilities, architectural and environmental services, and construction management services for buildings and transportation projects. The Company conducts business through two principal segments: the Engineering segment and the Energy segment. The Engineering segment offers a variety of design and related consulting services, principally in the United States. The Energy segment provides a range of services primarily for operating energy production facilities.

Rimage Corp. (RIMG) provider of compact disc (CD) recordable (CD-R) and digital video disc (DVD) recordable (DVD-R) publishing systems required for producing discs with customized digital content on an on-demand basis. The Company focuses its CD-R and DVD-R publishing solutions on a set of vertical markets with special needs for customized, on-demand digital information, including digital photography, medical imaging, banking and finance, government and business offices.

Option Care, Inc. (OPTN) provides home infusion pharmacy services and specialty pharmacy services to patients with acute and/or chronic conditions that can be treated at home, at one of the Company's local ambulatory infusion centers or in a physician's office. These services are provided to patients on behalf of managed care organizations, government healthcare programs and biopharmaceutical manufacturers through Option Care's network of owned and franchised pharmacies. The Company's services include the distribution of infused and injected medications, patient care coordination, compliance management and reimbursement support.

Sanders Morris Harris Group Inc. (SMHG) provides a range of financial and other professional services through its operating subsidiaries. The Company's financial and other professional services include institutional, prime and retail brokerage, principal trading, investment banking, merchant banking, financial advisory, trust related services, investment management, financial planning and sports representation and management.

Keystone Automotive Industries, Inc. (KEYS) distributes aftermarket collision repair parts to collision repair shops in the United States and Canada. It also recycles and produces chrome plated and plastic bumpers, and remanufactures alloy and steel wheels. Keystone operates a hub and spoke distribution system, including 125 distribution centers, 22 of which serve as regional hubs located in 38 states and Canada. The company offers approximately 19,000 stock keeping units to collision repair shop customers.

Perritt MicroCap Opportunities Fund

Schedule of Investments

April 30, 2005 (Unaudited)
COMMON STOCKS - 86.9% (a)

Air Transport - 1.2%
264,000	Air Methods Corporation*	$1,892,880
223,740	World Air Holdings, Inc.*	1,492,346
		3,385,226

Biotechnology - 2.6%
215,000	LifeCell Corporation*	2,580,000
144,463	Stratagene Corp.*	1,206,266
275,000	ThermoGenesis Corp.*	943,250
550,000	Trinity Biotech PLC - ADR*	1,133,000
150,000	Vasogen Inc.*	558,000
266,000	Zila, Inc.*	821,940
		7,242,456

Business Services - 7.8%
169,600	Barrett Business Services, Inc.*	3,743,072
178,699	Carlisle Holdings Limited*	1,250,893
140,000	Click Commerce, Inc.*	1,314,600
45,000	Exponent, Inc.*	1,072,350
33,500	Forrester Research, Inc.*	500,490
363,408	Greg Manning Auctions, Inc.*	3,499,619
73,200	The Keith Companies, Inc.*	1,535,736
349,000	The Management Network Group, Inc.*	659,610
203,800	RCM Technologies, Inc.*	917,100
194,700	Rentrak Corporation*	1,874,961
134,200	Team, Inc.*	2,627,636
70,000	World Fuel Services Corporation	1,750,000
611,130	Zomax Incorporated*	1,405,599
		22,151,666

Chemicals & Related Products - 1.1%
261,000	Aceto Corporation	1,761,750
100,000	Penford Corporation	1,440,000
		3,201,750

Computers & Electronics - 2.4%
129,400	COMARCO, Inc.*	1,099,900
173,800	LaBarge, Inc.*	2,440,152
167,000	Rimage Corporation*	3,348,350
		6,888,402

Consumer Products - Manufacturing - 11.9%
216,821	Ashworth, Inc.*	2,382,863
96,000	Boston Acoustics, Inc.	1,272,000
125,000	BriteSmile, Inc.*	513,750
144,000	Compex Technologies, Inc.*	499,680

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (continued)

Consumer Products - Manufacturing - 11.9% (Continued)
100,000	Culp, Inc.*	470,000
113,500	Emak Worldwide Inc.*	1,181,535
476,200	Emerson Radio Corp.*	1,395,266
85,198	Haggar Corp.	1,652,841
259,500	Hauppauge Digital, Inc.*	934,200
30,000	Helen of Troy Limited*	838,200
35,000	Hooker Furniture Corporation	584,500
104,443	Lifetime Hoan Corp.	1,760,909
106,225	Matrixx Initiatives, Inc.*	1,195,031
65,000	Measurement Specialties, Inc.*	1,441,700
50,000	The Middleby Corporation*	2,202,000
40,000	Monaco Coach Corporation	567,200
40,000	Noble International, Ltd.	811,200
110,000	Perry Ellis International, Inc.*	2,201,100
215,600	Phoenix Footwear Group, Inc.*	1,381,996
60,000	Q.E.P. Co., Inc.*	804,000
32,500	RC2 Corporation*	1,126,450
47,000	Stanley Furniture Company, Inc.	1,966,950
118,600	Tandy Brands Accessories, Inc.	1,654,470
72,600	Twin Disc, Incorporated	1,538,394
77,000	Universal Electronics, Inc.*	1,262,030
112,000	Water Pik Technologies, Inc.*	2,107,840
		33,746,105

Consumer Services - 0.9%
109,689	LESCO, Inc.*	1,591,587
180,000	Stewart Enterprises, Inc.	972,000
		2,563,587

Energy & Related Services - 6.0%
998,000	Electric City Corp.*	988,020
75,000	GulfMark Offshore, Inc.*	1,678,500
111,300	Layne Christensen Company*	1,725,150
161,400	Michael Baker Corporation*	3,392,628
848,500	Newpark Resources, Inc.*	5,099,485
100,000	OMI Corporation	1,819,000
296,000	OMNI Energy Services Corp.*	488,400
100,000	Willbros Group, Inc.*	1,716,000
		16,907,183

Environmental Services - 2.2%
100,000	American Ecology Corporation	1,194,000
95,000	Duratek, Inc.*	2,201,150
364,200	Synagro Technologies, Inc.*	1,620,690
299,200	Versar, Inc.*	1,119,008
		6,134,848

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (continued)

Financial Services - 4.0%
205,000	EZCORP, Inc. - Class A*	2,509,200
149,613	Nicholas Financial, Inc.	2,480,584
105,000	QC Holdings, Inc.*	1,360,800
154,500	Sanders Morris Harris Group Inc.	2,858,250
135,000	TradeStation Group, Inc.*	870,750
239,500	U.S. Global Investors, Inc. - Class A*	1,247,795
		11,327,379

Food - 1.1%
195,350	Landec Corporation*	1,250,240
351,800	Poore Brothers, Inc.*	1,108,170
187,000	SunOpta Inc.*	862,070
		3,220,480

Leisure - 1.5%
353,700	Century Casinos, Inc.*	2,553,714
100,000	Monarch Casino & Resort, Inc.*	1,800,000
		4,353,714

Medical Supplies & Services - 10.3%
168,660	Allied Healthcare Products, Inc.*	990,034
50,000	Anika Therapeutics, Inc.*	739,000
84,300	Cantel Medical Corp.*	2,243,223
338,800	CardioTech International, Inc.*	633,556
90,000	CNS, Inc.	1,691,100
144,000	Healthcare Services Group, Inc.	3,636,000
65,521	Horizon Health Corporation*	2,685,050
55,020	Lifeline Systems, Inc.*	1,876,182
151,831	Medical Action Industries, Inc.*	2,707,147
54,565	National Dentex Corporation*	988,718
300,000	Natus Medical, Inc.*	2,556,000
211,950	Option Care, Inc.	3,016,048
390,000	PainCare Holdings, Inc.*	1,517,100
6,000	Phase Forward Inc.*	32,400
134,000	Psychemedics Corporation	1,842,500
50,000	SFBC International, Inc.*	1,560,000
122,500	ZEVEX International, Inc.*	476,525
		29,190,583

Military Equipment - 0.4%
47,100	The Allied Defense Group, Inc.*	1,177,500

Minerals & Resources - 1.4%
57,000	Century Aluminum Company*	1,328,100
78,000	Metal Management, Inc.	1,573,260
140,000	NovaGold Resources Inc.*	1,073,800
		3,975,160

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (continued)
Oil & Gas - 4.8%
186,600	Brigham Exploration Company*	1,558,110
120,000	Carrizo Oil & Gas, Inc.*	1,983,600
72,500	Dawson Geophysical Co.*	1,453,625
54,000	Giant Industries, Inc.*	1,409,940
90,000	KCS Energy, Inc.*	1,263,600
202,800	NATCO Group Inc. - Class A*	2,131,428
201,500	TransGlobe Energy Corporation*	1,043,770
790,000	VAALCO Energy, Inc.*	2,765,000
		13,609,073

Real Estate - 0.9%
161,000	Monmouth Real Estate Investment Corporation - Class A	1,354,010
24,200	Tejon Ranch Co.*	1,073,270
		2,427,280

Retail - 2.7%
311,700	DrugMax, Inc.*	944,451
144,242	eCOST.com, Inc.*	607,980
95,100	Factory Card & Party Outlet Corp.*	722,760
51,000	Finlay Enterprises, Inc.*	605,880
20,000	MarineMax, Inc.*	541,000
48,000	Monro Muffler Brake, Inc.*	1,228,800
119,495	PC Mall, Inc.*	636,908
70,000	REX Stores Corporation*	935,900
40,600	Rush Enterprises, Inc. - Class A*	593,978
46,050	Rush Enterprises, Inc. - Class B*	682,922
		7,500,579

Retail - Auto Parts - 2.0%
141,800	Keystone Automotive Industries, Inc.*	2,840,254
85,000	LoJack Corp.*	1,228,250
60,000	TBC Corporation*	1,569,600
		5,638,104

Semiconductor& Related Products - 1.8%
155,200	Actel Corporation*	2,177,456
110,000	California Micro Devices Corporation*	463,100
375,000	FSI International, Inc.*	1,237,500
40,000	Integrated Silicon Solutions, Inc.*	258,400
200,000	SpatiaLight, Inc.*	904,000
		5,040,456
The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (continued)

Software - 4.9%
90,000	Aladdin Knowledge Systems*	1,844,100
288,000	American Software, Inc. - Class A	1,526,400
324,214	Captaris Inc.*	1,186,623
194,302	Captiva Software Corporation*	2,399,630
190,000	MapInfo Corporation*	2,152,700
196,710	Moldflow Corporation*	2,513,954
190,000	PLATO Learning, Inc.*	1,392,700
130,000	Tyler Technologies, Inc.*	751,400
		13,767,507
Specialty Manufacturing - 7.5%
147,400	AEP Industries Inc.*	2,703,316
41,000	Ameron International Corporation	1.353,410
50,000	Cascade Corporation	1,575,000
445,300	Flanders Corporation*	4,421,829
283,350	Modtech Holdings, Inc.*	2,269,634
28,200	Northwest Pipe Company*	648,600
152,000	Olympic Steel, Inc.*	2,223,760
54,500	Printronix, Inc.	763,000
35,400	Quixote Corporation	712,602
56,000	Raven Industries, Inc.	1,067,080
189,500	RF Monolithics, Inc.*	1,154,055
45,000	Spartan Motors, Inc.	450,000
135,000	Titan International, Inc.	1,829,250
		21,171,536
Telecommunications - 5.0%
177,800	Digi International, Inc.*	1,893,570
274,600	EFJ, Inc.*	2,183,070
193,000	Gilat Satellite Networks Ltd.*	1,186,950
295,200	Globecomm Systems Inc.*	1,694,448
111,000	Harmonic, Inc.*	611,610
70,500	RADVision Ltd.*	855,165
220,700	Radyne ComStream, Inc.*	1,686,148
560,000	Stratex Networks, Inc.*	728,000
491,300	TeleCommunication Systems, Inc. - Class A*	1,218,424
215,000	WatchGuard Technologies, Inc.*	696,600
263,000	Westell Technologies, Inc.*	1,362,340
		14,116,325

Transportation - 2.5%
131,000	Celadon Group, Inc.*	2,120,890
150,300	Transport Corporation of America, Inc.*	1,043,082
115,800	USA Truck, Inc.*	2,188,620
113,000	Vitran Corporation Inc.*	1,679,180
		7,031,772

TOTAL COMMON STOCKS (Cost $210,517,929)		245,768,671
The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (continued)

SHORT-TERM	SECURITIES - 14.3%(a)

	Variable Rate Demand Notes - 14.3% #
$13,349,372	American Family Demand Note, 2.637%	13,349,372
13,352,817	U.S. Bank Demand Note, 2.810%	13,352,817
13,815,666	Wisconsin Corporate Center Credit Union Demand Note, 2.730%	13,815,666
		40,517,855

	TOTAL SHORT TERM SECURITIES (Cost $40,517,855)	40,517,855

	TOTAL INVESTMENTS (COST $251,035,784) - 101.2%(a)	$286,286,526
(a) Percentages for various classifications relate to total net assets.
* Non-income producing security.
ADR American Depository Receipt.
# Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates shown are as of April 30, 2005.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Statement of Operations

For the Six Month Period Ended April 30, 2005 (Unaudited)
Investment Income:
Dividend income	$330,004
Interest income	376,228
Other income	42
Total investment income	706,274
Expenses:
Investment advisory fee	1,286,632
Shareholder servicing	114,041
Professional fees	46,185
Administration fee	39,867
Federal and state registration fees	30,363
Custodian fees	25,813
Fund accounting expenses	23,754
Reports to shareholders	12,150
Payroll expense**	10,307
Directors’ fees and expenses	8,290
Other	3,396
Total expenses	1,600,798
Net investment loss	(894,524)
Realized and Unrealized Gain on Investments:
Realized gain on investments	11,332,863
Change in unrealized appreciation on investments	(426,469)
Net realized and unrealized gain on investments	10,906,394
Net Increase in Net Assets Resulting from Operations	$10,011,870
** Chief Compliance Officer compensation

Perritt MicroCap Opportunities Fund

Financial Highlights

For a fund share outstanding throughout the period

For the Six Month Period Ended April 30, 2005 (Unaudited)			Years Ended October 31
			2004	2003	2002
Net asset value, beginning of period	$24.46		$22.82	$14.02	$13.86
Income (loss) from investment operations:
Net investment income (loss)	(0.09)	[2]	(0.21) [2]	(0.16) [2]	(0.16) [2]
Net realized and unrealized
gain (loss) on investments	1.71		2.65	9.16	0.21
Total from investment operations	1.62		2.44	9.00	0.05
Less dividends and distributions:
Dividends from net investment income	-		(0.49)	(0.09)	-
Distributions from net realized gains	(0.60)		(0.34)	(0.14)	(0.11)
Total dividends and distributions	(0.60)		(0.83)	(0.23)	(0.11)
Redemption fees	0.01		0.03	0.03	0.22
Net asset value, end of period	$25.49		$24.46	$22.82	$14.02
Total return[1]	6.60% [4]		10.92%	65.30%	1.93%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$282,857		$192,884	$131,279	$14,402
Ratio of expenses to average net assets:	1.24% [3]		1.25%	1.44%	1.60%
Ratio of net investment income
(loss) to average net assets:	(0.7%)[3]		(0.9%)	(0.9%)	(1.0%)
Portfolio turnover rate	10.7%		30.2%	32.0%	118.0%

[1]	Total return reflects dividends but does not reflect the impact of taxes.
[2]	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
[3]	Annualized
[4]	Not Annualized

The accompanying notes to financial statements are an integral part of this statement and schedule.

Perritt MicroCap Opportunities Fund

Statements of Changes in Net Assets
Operations:	For the Six Month Period EndedApril 30, 2005 (Unaudited)	For the Year Ended October 31, 2004
Net investment loss	$(894,524)	$(1,564,426)
Net realized gain on investments	11,332,863	5,568,696
Change in unrealized appreciation(depreciation) on investments	(426,469)	10,624,718
Net increase in net assets resulting from operations	10,011,870	14,628,988
Dividends and Distributions to Shareholders:
Net investment income	-	(3,204,234)
Net realized gains	(5,489,974)	(2,211,649)
Total dividends and distributions	(5,489,974)	(5,415,883)
Capital Share Transactions:
Proceeds from shares issued
(5,303,311 and 6,843,667 shares, respectively)	140,349,490	164,942,531
Cost of shares redeemed
(2,283,839 and 4,910,684 shares, respectively)	(59,979,715)	(117,461,224)
Reinvestment of distributions
(189,916 and 199,672 shares, respectively)	5,011,889	4,708,272
Redemption fees	69,261	202,114
Net increase in net assets from capital share transactions	85,450,925	52,391,693
Total Increase in Net Assets	89,972,821	61,604,798
Net Assets
Beginning of the Period	192,884,262	131,279,464
End of the Period (including undistributed net investment loss of $7,906,092 and $7,011,568, respectively).
	$282,857,083	$192,884,262

Financial Highlights

Years Ended October 31

2001		2000		1999		1998		1997	1996
$14.92		$10.59		$11.77		$17.75		$14.33	$14.17

(0.13)	[2]	(0.19)	[2]	(0.15)	[2]	(0.17)	[2]	(0.05)	(0.16)

0.94		4.30		(1.03)		(3.55)		4.78	2.42
0.81		4.11		(1.18)		(3.72)		4.73	2.26

(1.95)		-		-		-		(0.04)	(0.90)
-		-		-		(2.26)		(1.27)	(1.20)
(1.95)		-		-		(2.26)		(1.31)	(2.10)
0.08		0.22		-		-		-	-
$13.86		$14.92		$10.59		$11.77		$17.75	$14.33
9.62%		40.89%		(10.03%)		(23.83%)		35.95%	18.56%

$12,979		$9,807		$8,499		$10,173		$24,831	$8,130
1.75%		1.75%		1.72%		1.81%		1.52%	1.92%

(1.0% )		( 1.3% )		(1.2%)		(1.1% )		(0.6% )	(1.2% )
94.3%		89.2%		53.4%		24.0%		83.1%	58.0%

The accompanying notes to financial statements are an integral part of these statements and this schedule.

Perritt MicroCap Opportunities Fund

Statement of Assets and Liabilities
April 30, 2005 (Unaudited)
Assets:
Investments at fair value (cost $251,035,784)	$286,286,526
Dividends and interest receivable	97,610
Receivable for investments sold	824,356
Receivable for fund shares issued	699,010
Other assets	52,505
Total Assets	287,960,007
Liabilities:
Payable for investments purchased	4,220,843
Payable for fund shares purchased	559,892
Payable to advisor	241,302
Accrued expenses and other liabilities	80,887
Total Liabilities	5,102,924

Net Assets	$282,857,083

Net Assets Consist of:
Capital stock	$239,114,521
Accumulated net investment loss	(7,906,092)
Accumulated undistributed net realized gain on investments sold	16,397,912
Net unrealized appreciation on investments	35,250,742
Total Net Assets	$282,857,083

Capital shares issued and outstanding, $0.01 par value,
20,000,000 shares authorized	11,096,078

Net asset value price per share	$25.49

The accompanying notes to financial statements are an integral part of this statement.

Allocation of Portfolio Net Assets
April 30, 2005 (Unaudited)

Perritt MicroCap Opportunities Fund

Notes to Financial Statements

April 30, 2005 (Unaudited)

The Perritt MicroCap Opportunities Fund, Inc., which consists solely of the Perritt MicroCap Opportunities Fund (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.

1.	Summary of Significant Accounting Policies
a.	Listed securities are valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and asked price. Each NASDAQ National Market and Small Cap security is valued at the NASDAQ Official Closing Price. OTC Bulletin Board Securities are valued at the mean of the latest bid and asked prices. Demand notes, commercial paper and U.S. Treasury Bills are valued at amortized cost, which approximates fair value. Securities and other assets for which market quotations are not readily available or are deemed by the advisor to not reflect market value, are valued at their fair value as determined in good faith by the advisor under procedures established by and under the general supervision and responsibility of the fund’s Board of Directors. Cost amounts, as reported on the statement of assets and liabilities and schedule of investments, are the same for federal income tax purposes.

b.	Net realized gains and losses on securities are computed using the first-in, first-out method.

c.	Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Investment and shareholder transactions are recorded on trade date. Dividends to shareholders are recorded on the ex-dividend date.

d.	Provision has not been made for federal income tax since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

e.	The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.	Investment Advisory Agreement
The Fund has an investment advisory agreement with Perritt Capital Management, Inc. (“PCM”), with whom certain officers and directors of the Fund are affiliated. Under the terms of the agreement, the Fund pays PCM a monthly investment advisory fee at the annual rate of 1% of the daily net assets of the Fund. At April 30, 2005, the Fund had fees due PCM of $241,302. For the six month period ended April 30, 2005, the Fund paid PCM $1,286,632 pursuant to the investment advisory agreement.

PCM manages the Fund’s investments subject to the supervision of the Fund’s Board of Directors. PCM is responsible for investment decisions and supplies investment research and portfolio management. Under the investment advisory agreement, PCM, at its own expense and without reimbursement from the Fund, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Fund and maintaining its organization, will pay the salaries and fees of all officers and directors of the Fund (except the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Fund.

The investment advisory agreement requires PCM to reimburse the Fund in the event the Fund’s expenses, as a percentage of the average net asset value, exceed the most restrictive percentage, as these terms are defined. The most restrictive percentage for the six month period ended April 30, 2005 was 1.75%. For the six month period ended April 30, 2005, no expenses were required to be reimbursed by PCM.

Perritt MicroCap Opportunities Fund

Notes to Financial Statements (continued)

3.	Investment Transactions

Purchases and sales of securities for the six month period ended April 30, 2005 aggregated $78,145,616 and $24,287,380, respectively.

At October 31, 2004, the Fund had no capital loss carry forwards.

At October 31, 2004, the components of capital on a tax basis were as follows:

Cost of investments	$157,079,131
Gross unrealized appreciation	$46,410,688
Gross unrealized depreciation	(10,733,478)
Net unrealized appreciation	$35,677,210

Undistributed net investment loss	$(7,011,568)
Undistributed capital gains	10,555,023
Total undistributed earnings	$3,543,455

The tax character of distributions paid during the six month period ended April 30, 2005 and the fiscal year ended October 31, 2004 were as follows:

	Six Month Period Ended April 30, 2005	Year Ended October 31, 2004

Ordinary Income	$-	$ 3,204,234
Long Term Capital Gain	5,489,974	2,211,649

Perritt MicroCap Opportunities Fund

Expense Example
April 30, 2005 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2004 - April 30, 2005).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 3 months of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/01/04	4/30/05	11/01/04 - 4/30/05[1]

Actual	$1,000.00	$1,066.00	$6.35
Hypothetical (5% return
before expenses)	1,000.00	1,024.80	6.23
1 Expenses are equal to the Fund’s annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Perritt MicroCap Opportunities Fund

Advisory Agreement
for Perritt MicroCap Opportunities Fund

Perritt Capital Management, Inc. is the investment advisor to the Perritt MicroCap Opportunities Fund, pursuant to an investment advisory agreement dated as of May 1, 1998. On November 13, 2004, the Board of Directors of Perritt MicroCap Opportunities Fund, Inc. determined that the compensation payable by the Perritt MicroCap Opportunities Fund under the investment advisory agreement is fair and reasonable in light of the services provided by Perritt Capital Management, and the Board approved the continuation of the investment advisory agreement. In approving the continuation of the investment advisory agreement for the fund, the Board considered the following factors:

•	the nature, extent and quality of the services provided by Perritt Capital Management;
•	the investment performance of the fund and Perritt Capital Management;
•	the costs of the services to be provided by Perritt Capital Management;
•	the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect those economies of scale; and
•	the expense ratio of the fund.

The nature, extent and quality of the advisory services.
The Board reviewed reports describing portfolio management, shareholder communication and servicing and regulatory compliance services provided by Perritt Capital Management to the fund.

The investment performance of the fund.
The Board compared the performance of the fund to benchmark indices over various periods of time. The investment performance of the fund is competitive or superior relative to comparable funds over trailing one-, five- and ten- year periods. In addition to considering the absolute performance of the fund, the Board also considered that the fund has adhered to the investment philosophy expected by its shareholders.

The cost of advisory services provided and the level of profitability.
Based on the services that Perritt Capital Management provides and the positive performance of the fund, the compensation payable to Perritt Capital Management is fair and reasonable. The Board believes that the advisory fees payable by the fund are in line with those fees charged by Perritt Capital Management for its non-mutual fund clients. The Board did not request, nor did it receive, any information on the profits to be realized by Perritt Capital Management from its relationship with the fund.

Whether the advisory fee reflects economies of scale or permits realization of economies of scale.
The advisory fee payable by the fund does not reflect any economies of scale, nor does it permit the realization of economies of scale, as there are no break points. The Board will periodically re-examine the appropriateness of the advisory fee payable to Perritt Capital Management and the potential for the fund to benefit from economies of scale in light of reasonable growth expectations for the fund, the break points (if any) in the advisory fees of funds in its peer group and certain of its expenses that are not incurred as fees based on a percentage of net assets.

Expense ratio of the fund.
Based on a comparison of the fund’s expense ratio to those of its peer group funds, the fund’s expense ratio is comparable.

Perritt MicroCap Opportunities Fund

President’s Message

The Perritt Emerging Opportunities Fund posted a 5.2 percent gain during the first six months of fiscal 2005. During the same period, the Morgan Stanley Capital International (MSCI) MicroCap Index rose 0.3 percent and the Russell 2000 Index declined 0.2 percent. The complete performance results of the Fund and the benchmarks can be seen on the following page. We have included the performance of both the MSCI MicroCap Index and the Russell 2000 Index. We have graphed the performance of the Fund against the MSCI Microcap Index because we believe it is a more suitable comparison.

The table below will give a better understanding of why we prefer the MSCI Index over the Russell 2000 Index as an indicator of micro-cap equity performance. We also included the characteristics of the Russell MicroCap Index. Frank Russell provided us with preliminary characteristics since the Russell MicroCap Index will not be available until after we publish this report. While the Perritt Emerging Opportunities Fund clearly invests in the smallest of small companies, the Russell MicroCap Index and the MSCI MicroCap Index are better comparisons for our performance. Thus, we will include both micro-cap indexes in future reports.

	Russell 2000	Russell MicroCap	MSCI MicroCap	Perritt Emerging
Number of Stocks	2,000	2,000	1,400	96
Largest Stock	$1.7 bil.	$500 mil.	$828 mil.	$300 mil.
Average Market Cap	$903 mil.	$278 mil.	$202 mil.	$72 mil.
Median Market Cap	$508 mil.	$177 mil.	$132 mil.	$61 mil.
Smallest Stock	$175 mil.	$55 mil.	$7 mil.	$5 mil.

In the past several months, we have seen a couple of issues that impacted the near-term performance of stocks, particularly micro-cap stocks. We believe, however, that those issues are starting to abate. First, the Federal Reserve has increased short-term interest rates eight times, and investors have been concerned about how much higher short-term rates will go. Recent economic and inflation reports suggest that the Federal Reserve may be done hiking interest rates, or that one more interest rate increase is likely. Regardless, the Fed’s policy appears to be moving toward a neutral stance in terms of interest rates, which could bode well for stock prices. Second, our Federal Government passed a new law a couple of years ago to help prevent fraud at public companies. The new law, under section 404 of the Sarbanes-Oxely Act, is extremely costly to smaller companies, particularly micro-cap companies. Fortunately, several investors and legislators realized the cost to smaller companies and lobbied for changes. While it is only a start, the Securities and Exchange Commission and the Public Company Accounting Oversight Board have urged accountants to be more flexible in their approach to the rule and their assessment of internal controls over financial reporting.

As of April 30, 2005, the Fund’s portfolio was nearly 77 percent invested in the common stocks of 96 companies. Given the limited liquidity in the micro-cap marketplace, we believe it is prudent to invest money slowly and wait for attractively priced securities. The Fund’s 10 largest holdings and a detailed description can be found on page 21 of this report. Based on our earnings estimate, the Fund’s portfolio is trading at 15 times 2005 earnings and slightly less than 12 times 2006 earnings. The average stock in the portfolio is priced at 0.7 times revenue and the median market capitalization is $61 million. Based on our growth rate projections and current valuations, we believe the Fund’s portfolio is very attractively priced.

I want to thank my fellow shareholders for support and confidence in our ability to invest in this truly unique product. If you have any questions or comments about this report or your investment in the Perritt Emerging Opportunities Fund, please call us toll-free at (800)331-8936 or visit our web site at www.perrittcap.com. Please refer to the prospectus for information about the Fund’s investment objective and strategies.

Michael J. Corbett
President

Perritt Emerging Opportunities Fund

Performance

There are several ways to evaluate a fund’s historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative Total Returns
Periods ended April 30, 2005
	Past 6 Months	Since Inception
Perritt Emerging Opportunities Fund, Inc.	5.17%	7.07%
Russell 2000 Index (reflects no deduction for fees and expenses)	-0.15%	7.26%
MSCI MicroCap Index	0.28%	7.15%
CPI	1.94%	2.69%

Cumulative total returns reflect the Fund’s actual performance over a set period. For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050. You can compare the Fund’s returns to the Russell 2000 Index, which currently reflects a popular measure of the stock performance of small companies. CPI is the rate of inflation as measured by the government’s consumer price index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares.

Allocation of Portfolio Net Assets
April 30, 2005 (Unaudited)

Perritt Emerging Opportunities Fund

Ten Largest Holdings

Maritrans, Inc. (TUG) serves the petroleum and petroleum product distribution industry by using tank barges, tugboats and oil tankers to provide marine-transportation services primarily along the Gulf and Atlantic coasts of the United States. The Company owns and operates a fleet consisting of four oil tankers and 11 ocean-going married tug/barge units with an aggregate fleet capacity of approximately 3.6 million barrels.

Rimage Corporation (RIMG) is a provider of compact disc (CD) recordable (CD-R) and digital video disc (DVD) recordable (DVD-R) publishing systems required for producing discs with customized digital content on an on-demand basis. The Company focuses its CD-R and DVD-R publishing solutions on a set of vertical markets with special needs for customized, on-demand digital information, including digital photography, medical imaging, banking and finance, government and business offices.

Air Methods Corporation (AIRM) provides air medical emergency transport services and systems throughout the United States of America, under two separate operating models: the Community-Based Model (CBM) and the Hospital-Based Model (HBM). During the year ended December 31, 2003, the Company's CBM provided air medical transportation services in 15 states, while HBM provided air medical transportation services to hospitals located in 26 states and Puerto Rico. Under both operations, the Company transports persons requiring medical care from either the scene of an accident or general care hospitals to highly skilled trauma centers or tertiary care centers. Its Products Division designs, manufactures and installs aircraft medical interiors and other aerospace or medical transport products.

CE Franklin Ltd. (CFK) distributes pipe, valves, flanges, fittings, production equipment and other general oilfield supplies to producers of oil and gas in Canada through its 37 branches, which are situated in towns and cities that serve particular oil and gas fields of the western Canadian sedimentary basin. In addition, the Company distributes general oilfield supplies to the oilsands, refining, heavy oil and petrochemical and non-oilfield related industries, such as the forestry and mining industries. CE Franklin also distributes tubular products, including the steel pipe that is used to line oil and gas wells, the tubing that is used to bring the production to the surface and the line pipe for oil and gas gathering systems to producers of oil and gas in Canada.

Health Fitness Corporation (HFIT) provides fitness and wellness management services and programs. The Company's fitness-center-based services include the development, marketing and management of corporate-, hospital- and community-based fitness centers, health-related programming and on-site physical therapy and occupational health services.

GRUPO TMM, S.A. (TMM) is a Mexican company whose main activity is providing multi-modal transportation and logistics services to clients throughout Mexico. The Company has operations in dedicated trucking, third party logistics, container and railcar maintenance and repair, offshore supply shipping, clean oil and petrochemical products shipping, warehouse management, shipping agency, and inland and seaport terminal businesses, as well as other activities related to the shipping and cargo transport business.

Flexible Solutions International, Inc (FSI) is the parent holding company of Flexible Solutions Ltd., WaterSavr Global Solutions Inc. (WaterSavr Global) and NanoChem Solutions Inc. (NanoChem). Flexible Solutions Ltd. develops and markets swimming pool chemical products designed to reduce heat loss. Two of its primary products are Heatsavr and Ecosavr. Heatsavr is a chemical product for use in swimming pools and spas that forms a thin, transparent layer on the surface of water that reduces the amount of water evaporation and heat loss from the pool. The Company sells Heatsavr to the residential market primarily in the form of the Ecosavr dispenser. WaterSavr Global Solutions, Inc. is focused on the marketing of WaterSavr, which is a powder that when deployed onto a water surface of any size, reduces evaporation.  NanoChem manufactures water-soluble products that can be used in various applications, including in the petroleum, chemical and mining industries.

Rentrak Corporation (RENT) is engaged in the collection, processing, analysis and presentation of rental and sales information regarding videocassettes, digital video discs (DVDs) and video games leased/licensed to home video specialty stores and other retailers by way of its Pay Per Transaction system (the PPT System). Under the PPT System, home video specialty stores and other retailers that rent Units to consumers (Retailers) lease Units and other media from Rentrak for a low-initial fee and share a portion of each retail rental transaction with the Company.

Collegiate Pacific, Inc. (BOO) is a marketer, manufacturer and distributor of sporting goods and equipment, team uniforms, and physical education, recreational and leisure products primarily to the institutional market in the United States. The institutional market consists of youth sports programs, park and recreational organizations, schools, colleges, churches, government agencies, athletic teams, athletic clubs and dealers. The Company offers approximately 4,500 sports related equipment products to approximately 80,000 customers.

Sparton Corporation (SPA) provides design and electronic contract manufacturing services in the United States. Its design and electronic manufacturing services include engineering, pre manufacturing, and post manufacturing services. The company also develops and manufactures son buoys and anti submarine warfare devices, which are used by the U.S. Navy and other free world countries. Sparton offers its products and services to original equipment manufacturers, microprocessor based systems, transducers, printed circuit boards and assemblies, sensors and electromechanical devices, medical and scientific instrumentation, aerospace, and other industries.

Perritt Emerging Opportunities Fund

Schedule of Investments
April 30, 2005 (Unaudited)
COMMON	STOCKS - 76.7% (a)
Air Transport - 3.7%
48,400	AeroCentury Corp.*	$148,104
59,000	Air Methods Corporation*	423,030
52,199	LMI Aerospace, Inc.*	258,959
46,000	World Air Holdings, Inc.*	306,820
		1,136,913
Building Materials - 1.0%
42,000	MFRI, Inc. *	315,042

Business Services - 6.4%
102,000	24/7 Real Media, Inc.*	292,740
14,794	American Locker Group, Inc.*	66,277
10,700	Barrett Business Services, Inc.*	236,149
233,000	BrandPartners Group, Inc.*	209,700
26,000	Click Commerce, Inc.*	244,140
46,800	Perceptron, Inc.*	332,280
38,206	Rentrak Corporation*	367,924
100,000	Zomax Incorporated*	230,000
		1,979,210
Chemical Manufacturing - Specialty - 2.2%
100,000	Flexible SolutionsR (Acquired - 4/13/05, Cost - $375,000)	375,000
50,500	TOR Minerals International, Inc.*	303,000
		678,000
Computers & Electronics - 5.8%
64,800	ADDvantage Technologies Group, Inc.*	210,600
39,700	COMARCO, Inc.*	337,450
28,500	Cyberoptics Corp.*	353,115
21,100	Rimage Corp.*	423,055
143,000	Socket Communications, Inc.*	150,150
45,500	Spectrum Control, Inc.*	304,850
		1,779,220
Consumer Products - Distributing - 2.1%
41,000	Collegiate Pacific, Inc.	364,900
72,100	Image Entertainment, Inc.*	273,980
		638,880
Consumer Products - Manufacturing - 11.3%
21,000	Boston Acoustics, Inc.	278,250
26,554	Emak Worldwide Inc.*	276,427
102,800	Emerson Radio Corp.*	301,204
48,500	Hauppauge Digital, Inc.*	174,600
80,700	International Absorbents, Inc.*	358,308
155,000	Mad Catz Interactive, Inc.*	201,500
22,500	Matrixx Initiatives, Inc.*	253,125
15,100	Motorcar Parts of America, Inc.*	162,325
28,000	Nutri/System, Inc.*	282,800
34,500	Phoenix Footwear Group, Inc.*	221,145
23,600	Q.E.P. Co., Inc.*	316,240
25,799	Tandy Brands Accessories, Inc.	359,896
13,445	Twin Disc, Incorporated	284,900
		3,470,720

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Emerging Opportunities Fund

Schedule of Investments (continued)

Consumer Services - 1.7%
137,100	Internet America, Inc.*	137,100
12,000	LESCO, Inc.*	174,120
38,150	Pacific Internet Ltd*	216,692
		527,912
Energy & Related Services - 2.4%
249,000	Electric City Corp.*	246,510
37,000	Mitcham Industries, Inc.*	272,320
9,000	OMNI Energy Services Corp.*	14,850
52,000	TGC Industries, Inc.*	213,720
		747,400
Environmental Services - 2.6%
233,000	PDG Environmental, Inc.*	321.540
69,800	Synagro Technologies, Inc.*	310,610
49,500	Versar, Inc.*	185,130
		817,280
Financial Services - 1.9%
25,500	First Albany Companies, Inc.	167,790
13,500	Nicholas Financial, Inc.	223,830
39,175	U.S. Global Investors, Inc. - Class A*	204,102
		595,722
Food - 1.7%
40,000	Armanino Foods of Distinction, Inc.	116,000
29,000	Landec Corporation*	185,600
260,900	New Dragon Asia Corp.*	211,329
		512,929
Leisure - 1.6%
31,600	Century Casinos, Inc.*	228,152
39,000	WestCoast Hospitality Corp.*	269,100
		497,252
Medical Supplies & Services - 10.2%
10,200	Allied Healthcare Products, Inc.*	59,874
43,800	American Medical Alert Corp.*	267,180
66,000	CardioTech International, Inc.*	123,420
262,102	Curon Medical, Inc.*	191,334
154,000	Health Fitness Corp.*	392,700
13,000	Lifecore Biomedical, Inc.*	160,030
74,500	LMS Medical Systems Inc.*	219,403
33,000	MEDTOX Scientific, Inc.*	222,750
70,000	Microtek Medical Holdings, Inc.*	262,500
16,600	National Dentex Corporation*	300,792
31,900	NovaMed, Inc.*	164,923
13,700	Psychemedics Corporation	188,375
69,281	United American Healthcare Corporation*	159,346
36,600	Waters Instruments, Inc.	311,100
27,809	ZEVEX International, Inc.*	108,177
		3,131,904
Minerals & Resources - 2.1%
64,800	Empire Resources, Inc.	275,400
13,000	Lumina Copper Corp.*	76,960
101,000	Vista Gold Corp.*	299,970
		652,330

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Emerging Opportunities Fund

Schedule of Investments (continued)

Oil & Gas - 2.3%
1,000	Barnwell Industries, Inc.	65,750
67,000	CE Franklin Ltd.*	402,000
250,000	Far East Energy Corp.*R (Acquired - 12/31/04, Cost - $200,000)	247,500
		715,250
Retail - 2.9%
26,500	Cost-U-Less, Inc.*	237,678
82,000	DrugMax, Inc.*	248,460
26,400	Factory Card & Party Outlet Corp.*	200,640
31,000	Hastings Entertainment, Inc.*	205,871
		892,649
Semiconductor Related Products - 3.1%
45,000	Advanced Power Technology, Inc.*	328,500
80,000	FSI International, Inc.*	264,000
37,000	Sparton Corporation*	362,600
		955,100
Specialty Manufacturing - 4.1%
54,600	Featherlite, Inc.*	358,176
23,000	Hurco Companies, Inc.*	247,020
26,000	Modtech Holdings, Inc.*	208,260
36,000	RF Monolithics, Inc.*	219,240
40,000	Veri-Tek International Corp.*	246,000
		1,278,696
Technology- 0.7%
60,000	Astrada*R (Acquired - 4/26/05, Cost - $210,000)	210,000
Telecommunications - 3.4%
29,000	EFJ, Inc.*	230,550
47,000	Globecomm Systems Inc.*	269,780
24,500	Interphase Corporation*	142,835
28,000	Micronetics, Inc.*	242,200
21,500	Radyne ComStream, Inc.*	164,260
		1,049,625
Transportation - 3.5%
127,000	Grupo TMM S.A. ADR - Class A*	379,730
23,000	Maritrans, Inc.	425,500
39,500	Transport Corporation of America, Inc.*	274,130
		1,079,360

TOTAL COMMON STOCKS (Cost $24,777,403)		23,661,394

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Emerging Opportunities Fund

Schedule of Investments (continued)
Principal
Amount	CORPORATE BONDS - 0.8% (a)
	Real Estate - 0.8%
$250,000	Monmouth Capital Corporation (Acquired - 3/30/05, Cost - $250,000)
	8.00%, Due - 3/30/2015 R	250,000

	TOTAL CORPORATE BONDS (Cost $250,000)	250,000

Shares	WARRANTS - 0.0% (a)
	Warrants - 0.0%
60,000	Astrada Warrants, Expiring 04/15/2010	-
50,000	Far East Energy Corp Warrants, Expiring 12/31/2007	-
100,000	Flexible Solutions Warrants, Expiring 04/08/2009	-

	TOTAL WARRANTS (Cost $0)	-

Principal
Amount	SHORT-TERM SECURITIES - 23.3% (a)
	Discount Notes - 8.4%
2,600,000	Federal Home Loan Bank Discount Note 2.502% due 5/2/2005	2,599,820

	Variable Rate Demand Notes - 14.9% #
1,533,310	American Family Demand Note, 2.637%	1,533,310
1,516,007	U.S. Bank Demand Note, 2.810%	1,516,007
1,531,041	Wisconsin Corporate Central Credit Union Demand Note 2.730%	1,531,041
		4,580,358

	TOTAL SHORT TERM SECURITIES (Cost $7,180,178)	7,180,178

	TOTAL INVESTMENTS (COST $32,207,581) - 100.8% (a)	$31,091,572

(a) Percentages for various classifications relate to total net assets.
R Restricted under Rule 144A of the Securities Act of 1933. At April 30, 2005 the value of restricted securities amounted to $1,082,500 or 3.5% of total net assets.
* Non-income producing security.
ADR American Depository Receipt.
# Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates shown are as of April 30, 2005.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Emerging Opportunities Fund

Statements of Changes in Net Assets
	For the Six Month Period Ended April 30, 2005 (Unaudited)	For the Period August 27, 20041- October 31, 2004
Operations:
Net investment loss	$(149,454)	$(2,253)
Net realized gain(loss) on investments	55,362	(623)
Change in unrealized appreciation(depreciation) on investments	(1,124,072)	8,063
Net increase(decrease) in net assets resulting from operations	(1,218,164)	5,187
Dividends and Distributions to Shareholders:
Net investment income	(3,035)	-
Net realized gains	-	-
Total dividends and distributions	(3,035)	-
Capital Share Transactions:
Proceeds from shares issued (3,159,091 and 308,172 shares, respectively)	35,383,787	3,120,027
Cost of shares redeemed (567,290 and 26,585 shares, respectively)	(6,277,409)	(264,408)
Reinvestment of distributions (247 and 0 shares, respectively)	2,719	-
Redemption fees	1,446	5,288
Net increase in net assets from capital share transactions	29,110,543	2,860,907
Total Increase in Net Assets	27,889,344	2,866,094
Net Assets:
Beginning of the Period	2,996,094	100,000
End of the Period (including undistributed net investment loss of	$30,855,438	$2,966,094
$154,742 and $2,253, respectively)
[1]	Commencement of operations.

Financial Highlights

For a fund share outstanding throughout the period
	For the Six Month Period Ended April 30, 2005 (Unaudited)		For the Period August 27, 2004[1] through October 31, 2004
Net asset value, beginning of period	$10.17		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.08)	[2]	(0.01)	[2]
Net realized and unrealized gain (loss) on investments	0.62		0.15
Total from investment operations	0.54		0.14
Less dividends and distributions:
Dividends from net investment income	(0.01)		-
Distributions from net realized gains	-		-
Total dividends and distributions	(0.01)		-
Redemption fees	-	#	0.03
Net asset value, end of period	$10.70		$10.17
Total return[3]	5.17%	[5]	1.70%	[4]
Supplemental data and ratios:
Net assets, end of period (in thousands)	$30,855		$2,966
Ratio of net expenses to average net assets:
Before waiver and reimbursement	2.50%	[6]	17.32%	[6]
After waiver and reimbursement	2.50%	[6]	1.95%	[6]
Ratio of net investment income (loss) to average net assets:
Before waiver and reimbursement	(1.40%)	[6]	(16.23%)	[6]
After waiver and reimbursement	(1.40%)	[6]	(0.86%)	[6]
Portfolio turnover rate	29.17%		1.46%
[1]	Commencement of operations.
[2]	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
[3]	Total return reflects reinvested dividends but does not reflect the impact of taxes.
[4]	Not annualized - calculated since August 27, 2004
[5]	Not annualized
[6]	Annualized
#	Amount is less than $0.01 per share.
The accompanying notes to financial statements are an integral part of these statements and this schedule.

Perritt Emerging Opportunities Fund

Statement of Assets and Liabilities
April 30, 2005 (Unaudited)
Assets:
Investments at fair value (cost $32,207,581)	$31,091,572
Dividend and interest receivable	12,337
Receivable for investments sold	234,874
Receivable for fund shares issued	13,800
Other receivables	35,417
Other assets	210,000
Total Assets	31,598,000
Liabilities:
Payable for investments purchased	647,929
Payable to advisor	68,508
Accrued expenses and other liabilities	26,125
Total Liabilities	742,562
Net Assets	$30,855,438
Net Assets Consist of:
Capital stock	$32,071,450
Accumulated net investment loss	(154,742)
Accumulated undistributed net realized gain on investments sold	54,739
Net unrealized depreciation on investments	(1,116,009)
Total Net Assets	$30,855,438
Capital shares issued and outstanding, $0.00001 par value;
100,000,000 shares authorized	2,882,535
Net asset value price per share	$10.70

Statement of Operations

For the Six Month Period Ended April 30, 2005 (Unaudited)
Investment Income:
Dividend income	$14,385
Interest income	103,362
Total investment income	117,747
Expenses:
Investment advisory fee	133,600
Offering expenses	46,957
Audit fees	22,579
Fund accounting expenses	12,916
Custodian fees	11,821
Legal fees	11,069
Shareholder servicing	7,660
Directors’ fees and expenses	6,195
Reports to shareholders	5,370
Administration fee	4,130
Federal and state registration fees	3,603
Payroll expense*	905
Other	637
Total expenses before waiver and reimbursement of expenses	267,442
Less: waiver of expenses and reimbursement from advisor	(33,681)
Add: waiver of expenses and reimbursement recouped by advisor	33,440
Net expenses	267,201
Net investment loss	(149,454)
Realized and Unrealized Gain (Loss) on Investments:
Realized gain on investments	55,362
Change in unrealized appreciation on investments	(1,124,072)
Net realized and unrealized gain on investments	(1,068,710)
Net decrease in Net Assets Resulting from Operations	$(1,218,164)
* Chief Compliance Officer compensation
The accompanying notes to financial statements are an integral part of these statements.

Perritt Emerging Opportunities Fund

Notes to Financial Statements

April 30, 2005 (Unaudited)

Perritt Funds, Inc. (the “Company”), which consists solely of the Perritt Emerging Opportunities Fund (the “Fund”), was formed under the laws of the state of Maryland on March 22, 2004, and commenced business on August 27, 2004. The Company is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.

1.	Summary of Significant Accounting Policies
a.	Listed securities are valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and asked price. Each NASDAQ National Market and Small Cap security is valued at the NASDAQ Official Closing Price. OTC Bulletin Board Securities are valued at the mean of the latest bid and asked prices. Demand notes, commercial paper and U.S. Treasury Bills are valued at amortized cost, which approximates fair value. Securities and other assets for which market quotations are not readily available or are deemed by the advisor to not reflect market value, are valued at their fair value as determined in good faith by the advisor under procedures established by and under the general supervision and responsibility of the fund’s Board of Directors. Cost amounts, as reported on the statement of assets and liabilities and schedule of investments, are the same for federal income tax purposes.

b.	Net realized gains and losses on securities are computed using the first-in, first-out method.

c.	Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Investment and shareholder transactions are recorded on trade date. Dividends to shareholders are recorded on the ex-dividend date.

d.	Provision has not been made for federal income tax since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

e.	Professional fees related to preparing the Fund’s initial registration statement, registration fees, and other offering costs are accounted for as a deferred charge until operations begin. Offering costs are then amortized to expense over twelve months on a straight-line basis.

f.	The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.	Investment Advisory Agreement
The Company has an investment advisory agreement with Perritt Capital Management, Inc. (“PCM”), with whom certain officers and directors of the Company are affiliated. Under the terms of this agreement, the Company pays an annual investment advisory fee equal to 1.25% of its average net assets less than or equal to $100 million; 1.00% with respect to average net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to average net assets in excess of $200 million.

PCM manages the Company’s investments subject to the supervision of the Company’s Board of Directors. PCM is responsible for investment decisions and supplies investment research and portfolio management. Under the investment advisory agreement, PCM, at its own expense and without reimbursement from the Company, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Company and maintaining its organization, will pay the salaries and fees of all officers and directors of the Company (except the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Company.

Any reimbursement of expenses by PCM (whether required by state law or voluntary on the part of PCM) shall be made on a monthly basis and will be paid to the Fund by a reduction in PCM’s fee, subject to later adjustment month by month for the remainder of the Fund’s fiscal year if accrued expenses thereafter fall below the expense limitation.

Perritt Emerging Opportunities Fund

Notes to Financial Statements

For the six month period ended April 30, 2005, $33,681 of expenses were waived by PCM and PCM recouped $33,440 of such expenses. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $241 at April 30, 2005.

PCM has absorbed all organization costs to establish the Company and enable it legally to do business. Costs incurred and absorbed by PCM for the period from March 22, 2004 (date of organization) through August 9, 2004 were $6,000.

3.	Investment Transactions
Purchases and sales of securities for the six month period ended April 30, 2005 aggregated $27,172,727 and $3,840,627, respectively.

At October 31, 2004, the Fund had no capital loss carry forwards.

At October 31, 2004, the components of capital on a tax basis were as follows:

Cost of investments	$3,262,688

Gross unrealized appreciation	$75,745
Gross unrealized depreciation	(67,682)
Net unrealized appreciation	$8,063

Undistributed net investment loss	$(2,253)
Undistributed capital gains	(623)
Total undistributed earnings	$(2,876)

The tax character of distributions paid during the six month period ended April 30, 2005 and the period August 27, 2004 through October 31, 2004 were as follows:

	Six Month Period Ended	August 27, 2004-
	April 30, 2005	October 31, 2004
Ordinary Income	$3,035	$-
Long Term Capital Gain	-	-

4.	Restricted Securities
The Fund owns investment securities which are unregistered and thus restricted as to resale. These securities are valued by PCM after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, the Fund has the right to include these securities in such registration, generally without cost to the Fund. The Fund has no right to require registration of unregistered securities. At April 30, 2005, the Fund held restricted securities with an aggregate market value of $1,082,500 representing 3.5% of total net assets of the Fund.

Perritt Emerging Opportunities Fund

Expense Example
April 30, 2005 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2004 - April 30, 2005).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 3 months of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/01/04	4/30/05	11/01/04 - 4/30/05[1]

Actual	$1,000.00	$1,051.70	$12.72
Hypothetical (5% return
before expenses)	1,000.00	1,024.80	12.55
1 Expenses are equal to the Fund’s annualized expense ratio of 2.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Investment Advisor
Perritt Capital Management,Inc.
300 South Wacker Drive,Suite 2880
Chicago,IL 60606-6703
800-331-8936

Independent Registered Public Accounting Firm
Altschuler,Melvoin and Glasser LLP
One South Wacker Drive
Chicago,IL 60606-3392

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee,WI 53202

Custodian, Transfer Agent and
Dividend Disbursing Agent
U.S.Bancorp Fund Services,LLC
P.O.Box 701
Milwaukee,WI 53201-0701

For assistance with your existing account,call our
Shareholder Service Center at 1-800-332-3133

The Funds’ Statements of Additional Information contain information about the Funds’ directors and are available without charge upon request by calling 1-800-332-3133.

~~~

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington,D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ latest Form N-Q is also available without charge upon request by calling 1-800-332-3133.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-332-3133 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge,upon request,by calling 1-800-332-3133 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

No Sales Charges

No Redemption Charges*

No 12b-l Fees

Minimum Initial Investment $1000

IRA Minimum Initial Investment $250

Dividend Reinvestment Plan

Systematic Withdrawal Plan

Automatic Investment Plan

Retirement Plans Including:

• IRA	• Keogh
• SEP	• Roth IRA
• 403b	• Education IRA

* 2% redemption fee imposed for shares held less than 3 months

300 S.Wacker Drive • Suite 2880 • Chicago,IL 60606-6703
Tel 312-669-1650 • 800-331-8936 • Fax:312-669-1235
E-mail:PerrittCap@PerrittCap.com • Web Site:www.PerrittCap.com

This report is authorized for distribution only to shareholders and others who have received a copy of the prospectus of the Perritt MicroCap Opportunities Fund and/or the Perritt Emerging Opportunities Fund.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Perritt MicroCap Opportunities Fund, Inc.

By (Signature and Title)          /s/ Michael J. Corbett
Michael J. Corbett, President

Date July 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ Michael J. Corbett
                                            Michael J. Corbett, President

Date  July 7, 2005

By (Signature and Title)* /s/ Michael J. Corbett
                                        Michael J. Corbett, Treasurer

Date  July 7, 2005

* Print the name and title of each signing officer under his or her signature.